Provisions	12 Months Ended
Dec. 31, 2020
Disclosure of provision matrix [abstract]
Provisions	Provisions
a) Breakdown
The detail of Provisions in the consolidated balance sheets is as follows:

EUR million
	2020	2019	2018
Provision for pensions and other obligations post-employments	3,976	6,358	5,558
Other long term employee benefits	1,751	1,382	1,239
Provisions for taxes and other legal contingencies	2,200	3,057	3,174
Provisions for contingent liabilities and commitments (note 2)	700	739	779
Other provisions	2,225	2,451	2,475
Provisions	10,852	13,987	13,225
b) Changes
The changes in 'Provisions' in the last three years were as follows:

EUR million
	2020
	Post employment plans	Long term employee benefits	Contingent liabilities and commitments	Other provisions	Total
Balances at beginning of year	6,358	1,382	739	5,508	13,987
Incorporation of Group companies, net	(5)	—	(1)	(2)	(8)
Additions charged to income	(217)	782	50	1,934	2,549
Interest expense (note 39)	84	11	—	—	95
Staff costs (note 47)	69	7	—	—	76
Provisions or reversion of provisions	(370)	764	50	1,934	2,378
Addition	6	787	490	2,258	3,541
Release	(376)	(23)	(440)	(324)	(1,163)
Other additions arising from insurance contracts linked to pensions	2	—	—	—	2
Changes in value recognised in equity	547	—	—	—	547
Payments to pensioners and pre-retirees with a charge to internal provisions	(303)	(408)	—	—	(711)
Benefits paid due to settlements	(1,551)	—	—	—	(1,551)
Insurance premiums paid	(1)	—	—	—	(1)
Payments to external funds	(333)	—	—	—	(333)
Amounts used	—	—	—	(2,485)	(2,485)
Transfer, exchange differences and other changes	(521)	(5)	(88)	(530)	(1,144)
Balances at end of year	3,976	1,751	700	4,425	10,852

EUR million
	2019					2018
	Post employment plans	Long term employee benefits	Contingent liabilities and commitments	Other provisions	Total	Post employment plans	Long term employee benefits	Contingent liabilities and commitments	Other provisions	Total
Balances at beginning of year	5,558	1,239	779	5,649	13,225	6,345	1,686	814	5,841	14,686
Incorporation of Group companies, net	—	(1)	—	—	(1)	—	—	—	(30)	(30)
Additions charged to income	173	729	(31)	2,836	3,707	38	251	(49)	2,253	2,493
Interest expense (note 39)	128	17	—	—	145	165	21	—	—	186
Staff costs (note 47)	65	7	—	—	72	78	6	—	—	84
Provisions or reversion of provisions	(20)	705	(31)	2,836	3,490	(205)	224	(49)	2,253	2,223
Addition	10	713	422	4,276	5,421	7	227	455	4,612	5,301
Release	(30)	(8)	(453)	(1,440)	(1,931)	(212)	(3)	(504)	(2,359)	(3,078)
Other additions arising from insurance contracts linked to pensions	4	—	—	—	4	(7)	—	—	—	(7)
Changes in value recognised in equity	1,520	—	—	—	1,520	(482)	—	—	—	(482)
Payments to pensioners and pre-retirees with a charge to internal provisions	(331)	(612)	—	—	(943)	(332)	(625)	—	—	(957)
Benefits paid due to settlements	—	—	—	—	—	—	—	—	—	—
Insurance premiums paid	(1)	—	—	—	(1)	(2)	—	—	—	(2)
Payments to external funds	(455)	—	—	—	(455)	(368)	—	—	—	(368)
Amounts used	—	—	—	(2,907)	(2,907)	—	—	(3)	(2,548)	(2,551)
Transfer, exchange differences and other changes	(110)	27	(9)	(70)	(162)	366	(73)	17	133	443
Balances at end of year	6,358	1,382	739	5,508	13,987	5,558	1,239	779	5,649	13,225
c) Provision for pensions and other obligations post –employments and Other long term employee benefits
The detail of Provisions for pensions and similar obligations is as follows:

EUR million
	2020	2019	2018
Provisions for post-employment plans - Spanish entities	1,881	3,951	3,930
Provisions for other similar obligations - Spanish entities	1,695	1,321	1,189
Of which pre-retirements	1,676	1,303	1,172
Provisions for post-employment plans - United Kingdom	449	329	130
Provisions for post-employment plans - Other subsidiaries	1,646	2,078	1,498
Provisions for other similar obligations - Other subsidiaries	56	61	50
Provision for pensions and other obligations post -employments and Other long term employee benefits	5,727	7,740	6,797
Of which defined benefits	5,719	7,731	6,791
i. Spanish entities - Post-employment plans and other similar obligations
At 31 December 2020, 2019 and 2018, the Spanish entities had post-employment benefit obligations under defined contribution and defined benefit plans. In addition, in various years some of the consolidated entities offered certain of their employees the possibility of taking pre-retirement and, therefore, provisions are recognised each year for the obligations to employees taking pre-retirement -in terms of salaries and other employee benefit costs- from the date of their pre-retirement to the agreed end date. In 2020, 443 employees benefited from the pre-retirement and incentivised retirement plan, being the provision set up to cover these commitments of EUR 84 million. In 2019 and 2018 the provisions accounted for benefit plans and contribution commitments were EUR 688 million and 209 million respectively. In December 2020, Banco Santander reached an agreement with the workers' representatives to implement an early retirement and voluntary redundancy plan to which 3,572 employees are expected to apply during 2021; additionally, a total of 64 people are expected to apply for early retirement and voluntary redundancy offers in other societies in Spain. The provision set up to cover these commitments amounts to EUR 688 million.
In December 2019 Banco Santander reached an agreement with the workers' representatives to offer during 2020 to part of its passive personnel, the possibility of receiving the pensionable rights derived from the collective bargaining agreement in the form of a single consideration or divided into a maximum of 5 equal annuities. The proposal was also extended to personnel with pensionable rights recognized under individual contracts or agreements. The number of beneficiaries who exercised the voluntary option of accepting the substitution of the life annuity for the payment of a lump sum in the form of a capital sum or in instalments of a maximum of 5 annuities amounted to 15,613 people. The effect of the reduction of the aforementioned commitments is shown in the tables below under the headings 'Benefits paid in settlement' in the amount of EUR 1,551 million and 'Effect of reduction/settlement' in the amount of EUR 362 million.
The expenses incurred by the Spanish companies in 2020, 2019 and 2018 in respect of contributions to defined contribution plans amounted to EUR 89 million, EUR 89 million and EUR 87 million, respectively.
The amount of the defined benefit obligations was determined on the basis of the work performed by independent actuaries using the following actuarial techniques.
1.    Valuation method: projected unit credit method, which sees each period of service as giving rise to an additional unit of benefit entitlement and measures each unit separately.
2.    Actuarial assumptions used: unbiased and mutually compatible. Specifically, the most significant actuarial assumptions used in the calculations were as follows:

	Post-employment plans			Other similar obligations
	2020	2019	2018	2020	2019	2018
Annual discount rate	0.60%	0.80%	1.55%	0.60%	0.80%	1.55%
Mortality tables	PE2020 M/F Col. Order 1	PERM/F-2000	PERM/F-2000	PE2020 M/F Col. Order 1	PERM/F-2000	PERM/F-2000
Cumulative annual CPI growth	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Annual salary increase rate	1,25%*	1.25%*	2.00%*	N/A	N/A	N/A
Annual social security pension increase rate	1.00%	1.00%	1.00%	N/A	N/A	N/A
Annual benefit increase rate	N/A	N/A	N/A	0%	0%	From 0% to 1.50%
*    Corresponds to the group’s defined-benefit obligations.

The discount rate used for the flows was determined by reference to high-quality corporate bonds (at least AA in euros) matching the durations of the commitments. From the bond portfolio considered, callable, putable and sinkable bonds, which could distort the rates, are excluded.
Any changes in the main assumptions could affect the calculation of the obligations. At 31 December 2020, if the discount rate used had been decreased or increased by 50 basis points (bp), there would have been an increase or decrease in the present value of the post-employment obligations of 5.43% (-50 bp) to -5.10% (+50 bp),respectively, and an increase or decrease in the present value of the long-term obligations of 1.11% (-50 bp) to -1.08% (+50 bp), respectively.
These changes would be offset in part by increases or decreases in the fair value of the assets and insurance contracts linked to pensions.
3. The estimated retirement age of each employee is the first at which the employee is entitled to retire or the agreed-upon age, as appropriate.
The fair value of insurance contracts was determined as the present value of the related payment obligations, taking into account the following assumptions:

	Post-employment plans			Other similar obligations
	2020	2019	2018	2020	2019	2018
Expected rate of return on plan assets	0.60%	0.80%	1.55%	0.60%	0.80%	1.55%
Expected rate of return on reimbursement rights	0.60%	0.80%	1.55%	N/A	N/A	N/A
The funding status of the defined benefit obligations in 2020 and the two preceding years is as follows:

EUR million
	Post-employment plans			Other similar obligations
	2020	2019	2018	2020	2019	2018
Present value of the obligations
To current employees	60	59	60	—	—	—
Vested obligations to retired employees	3,318	5,393	5,332	—	—	—
To pre-retirees employees	—	—	—	1,688	1,317	1,187
Long-service bonuses and other benefits	—	—	—	18	18	17
Other	41	42	35	1	—	—
	3,419	5,494	5,427	1,707	1,335	1,204
Less - Fair value of plan assets	1,542	1,547	1,500	12	14	15
Provisions - Provisions for pensions	1,877	3,947	3,927	1,695	1,321	1,189
Of which:
Internal provisions for pensions	1,707	3,759	3,720	1,695	1,321	1,189
Insurance contracts linked to pensions (note 14)	174	192	210	—	—	—
Unrecognised net assets for pensions	(4)	(4)	(3)	—	—	—
The amounts recognised in the consolidated income statements in relation to the aforementioned defined benefit obligations are as follows:

EUR million
	Post-employment plans			Other similar obligations
	2020	2019	2018	2020	2019	2018
Current service cost	10	12	18	1	1	1
Interest cost (net)	26	53	73	9	15	18
Expected return on insurance contracts linked to pensions	(1)	(2)	(4)	—	—	—
Provisions or reversion of provisions
Actuarial (gains)/losses recognised in the year	—	—	—	(3)	7	7
Past service cost	2	3	3	—	1	5
Pre-retirement cost	—	1	1	772	687	208
Other*	(372)	(29)	(4)	(15)	(2)	—
	(335)	38	87	764	709	239
*Including reduction/settlement effect
In addition, in 2020 'Other comprehensive income – Items not reclassified to profit or loss – Actuarial gains or (-) losses on defined benefit pension plans' has increased by EUR 84 million with respect to defined benefit obligations (increased of EUR 278 million and decreased of EUR 65 million in 2019 and 2018, respectively).
The changes in the present value of the accrued defined benefit obligations were as follows:

EUR million
	Post-employment plans			Other similar obligations
	2020	2019	2018	2020	2019	2018
Present value of the obligations at beginning of year	5,494	5,427	5,912	1,335	1,204	1,660
Incorporation of Group companies, net	—	—	(36)	—	(1)	—
Current service cost	10	12	18	1	1	1
Interest cost	39	72	99	9	15	18
Pre-retirement cost	—	1	1	772	687	208
Effect of curtailment/settlement	(372)	(29)	(4)	(15)	(2)	—
Benefits paid	(359)	(400)	(423)	(392)	(599)	(617)
Benefits paid due to settlements	(1,551)	—	—	—	—	—
Past service cost	2	3	3	—	1	5
Actuarial (gains)/losses	163	407	(145)	(3)	7	6
Demographic actuarial (gains)/losses	91	15	(21)	(8)	(9)	(3)
Financial actuarial (gains)/losses	72	392	(124)	5	16	9
Exchange differences and other items	(7)	1	2	—	22	(77)
Present value of the obligations at end of year	3,419	5,494	5,427	1,707	1,335	1,204
The changes in the fair value of plan assets and of insurance contracts linked to pensions were as follows:

Plan Assets
EUR million
	Post-employment plans			Other similar obligations
	2020	2019	2018	2020	2019	2018
Fair value of plan assets at beginning of year	1,547	1,500	1,640	14	15	17
Incorporation of Group companies, net	—	—	—	—	—	—
Expected return on plan assets	13	19	26	—	—	—
Benefits paid	(94)	(108)	(115)	(2)	(2)	(2)
Contributions/(surrenders)	5	8	21	—	—	—
Actuarial gains/(losses)	76	128	(73)	—	—	(1)
Exchange differences and other items	(5)	—	1	—	1	1
Fair value of plan assets at end of year	1,542	1,547	1,500	12	14	15

Insurance Contracts linked to pensions
EUR million
	Post-employment plans			Other similar obligations
	2020	2019	2018	2020	2019	2018
Fair value of insurance contracts linked to pensions at beginning of year	192	210	238	—	—	1
Incorporation of Group companies, net	—	—	—	—	—	—
Expected return on insurance contracts linked to pensions	1	2	4	—	—	—
Benefits paid	(21)	(24)	(27)	—	—	(1)
Paid premiums	—	—	2	—	—	—
Actuarial gains/(losses)	2	4	(7)	—	—	—
Fair value of insurance contracts linked to pensions at end of year	174	192	210	—	—	—
In view of the conversion of the defined-benefit obligations to defined-contribution obligations, the Group has not made material current contributions in Spain in 2020 to fund its defined-benefit pension obligations.
The plan assets and the insurance contracts linked to pensions are instrumented mainly through insurance policies.
The following table shows the estimated benefits payable at 31 December 2020 for the next ten years:

EUR million
2021	1,038
2022	771
2023	660
2024	548
2025	464
2026 to 2030	1,619
ii. United Kingdom
At the end of each of the last three years, the businesses in the United Kingdom had post-employment benefit obligations under defined contribution and defined benefit plans. The expenses incurred in respect of contributions to defined contribution plans amounted to EUR 91 million in 2020 (EUR 93 million in 2019 and EUR 93 million in 2018).
The amount of the defined benefit obligations was determined on the basis of the work performed by independent actuaries using the following actuarial techniques:
1.    Valuation method: projected unit credit method, which sees each period of service as giving rise to an additional unit of benefit entitlement and measures each unit separately.
2.    Actuarial assumptions used: unbiased and mutually compatible. Specifically, the most significant actuarial assumptions used in the calculations were as follows:

	2020	2019	2018
Annual discount rate	1.28%	2.11%	2.90%
Mortality tables	The S3 Middle tables weighted at 84% of the CMI_2018 projection with an initial addition of 0.15%, smoothing parameter 7 and improving 1.25%.	The S3 Middle tables weighted at 84% of the CMI_2018 projection with an initial addition of 0.15%, smoothing parameter 7 and improving 1.25%.	108/86 S2 Light
Cumulative annual CPI growth	2.95%	3.01%	3.22%
Annual salary increase rate	1.00%	1.00%	1.00%
Annual pension increase rate	2.85%	2.91%	2.94%
The discount rate used for the flows was determined by reference to high-quality corporate bonds (at least AA in pounds sterling) that coincide with the terms of the obligations.
Any changes in the main assumptions could affect the calculation of the obligations. At 31 December 2020, if the discount rate used had been decreased or increased by 50 basis points, there would have been an increase or decrease in the present value of the obligations of 10.25% (-50 bp) and -9.32% (+50 bp), respectively.If the inflation assumption had been increased or decreased by 50 basis points, there would have been an increase or decrease in the present value of the obligations of 5.35% (+50 bp) and -6.73% (-50 bp), respectively. These changes would be offset in part by increases or decreases in the fair value of the assets.
The funding status of the defined benefit obligations in 2020 and the two preceding years is as follows:

EUR million
	2020	2019	2018
Present value of the obligations	15,472	14,297	12,079
Less-
Fair value of plan assets	15,575	14,755	12,887
Provisions - Provisions for pensions	(103)	(458)	(808)
Of which:
Internal provisions for pensions	449	329	130
Net assets for pensions	(552)	(787)	(938)
The amounts recognised in the consolidated income statements in relation to the aforementioned defined benefit obligations are as follows:

EUR million
	2020	2019	2018
Current service cost	30	27	31
Interest cost (net)	(12)	(24)	(6)
Provisions or reversal of provisions, net	(1)	—	—
Cost of services provided	—	—	—
Others	(1)	—	—
	17	3	25
In addition, in 2020 'Other comprehensive income – Items not reclassified to profit or loss – Actuarial gains or (-) losses on defined benefit pension plans' increase by EUR 568 million with respect to defined benefit obligations (2019: increased of EUR 601 million; 2018: decreased of EUR 481 million).
The changes in the present value of the accrued defined benefit obligations were as follows:

EUR million
	2020	2019	2018
Present value of the obligations at beginning of year	14,297	12,079	13,056
Current service cost	30	27	31
Interest cost	284	352	320
Benefits paid	(445)	(441)	(489)
Contributions made by employees	17	18	24
Past service cost	—	—	—
Actuarial (gains)/losses	2,060	1,594	(766)
Demographic actuarial (gains)/losses	34	48	(21)
Financial actuarial (gains)/losses	2,026	1,546	(745)
Exchange differences and other items	(771)	668	(97)
Present value of the obligations at end of year	15,472	14,297	12,079
The changes in the fair value of the plan assets were as follows:

EUR million
	2020	2019	2018
Fair value of plan assets at beginning of year	14,755	12,887	13,239
Expected return on plan assets	296	376	326
Benefits paid	(443)	(441)	(489)
Contributions	274	244	209
Actuarial gains/(losses)	1,492	993	(285)
Exchange differences and other items	(799)	696	(113)
Fair value of plan assets at end of year	15,575	14,755	12,887
In 2021 the Group expects to make current contributions to fund these obligations for amounts similar to those made in 2020.
The main categories of plan assets as a percentage of total plan assets are as follows:

	2020	2019	2018
Equity instruments	9%	12%	17%
Debt instruments	55%	46%	50%
Properties	10%	11%	10%
Other	26%	31%	23%
The following table shows the estimated benefits payable at 31 December 2020 for the next ten years:

EUR million
2021	400
2022	343
2023	368
2024	382
2025	405
2026 to 2030	2,320
iii. Other foreign subsidiaries
Certain of the consolidated foreign entities have acquired commitments to their employees similar to post-employment benefits.
At 31 December 2020, 2019 and 2018, these entities had defined-contribution and defined-benefit post-employment benefit obligations. The expenses incurred in respect of contributions to defined contribution plans amounted to EUR 103 million in 2020 (EUR 110 million at 31 December 2019 and EUR 107 million at 31 December 2018).
The actuarial assumptions used by these entities (discount rates, mortality tables and cumulative annual CPI growth) are consistent with the economic and social conditions prevailing in the countries in which they are located.
Specifically, the discount rate used for the flows was determined by reference to high-quality corporate bonds, except in the case of Brazil where there is no extensive corporate bond market and, accordingly the discount rate was determined by reference to the series B bonds issued by the
Brazilian National Treasury Secretariat for a term coinciding with that of the obligations. In Brazil the discount rate used was between 6.82% and 7.14%, the CPI 3.25% and the mortality table the AT-2000.
Any changes in the main assumptions could affect the calculation of the obligations. At 31 December 2020, if the discount rate used had been decreased or increased by 50 basis points, there would have been an increase or decrease in the present value of the obligations of 5.59% and -5.10%, respectively.These changes would be offset in part by increases or decreases in the fair value of the assets.
The funding status of the obligations similar to post-employment benefits and other long-term benefits in 2020 and the two preceding years is as follows:

EUR million
	2020	Of which business in Brazil	2019	2018
Present value of the obligations	8,434	5,541	10,717	9,116
Less-
Of which: with a charge to the participants	112	112	176	167
Fair value of plan assets	7,182	5,340	8,826	7,743
Provisions - Provisions for pensions	1,140	89	1,715	1,206
Of which:
Internal provisions for pensions	1,694	617	2,129	1,541
Net assets for pensions	(83)	(57)	(116)	(77)
Unrecognised net assets for pensions	(471)	(471)	(298)	(258)
The amounts recognised in the consolidated income statements in relation to these obligations are as follows:

EUR million
	2020	2019	2018
Current service cost	35	32	34
Interest cost (net)	72	101	101
Provisions or reversion of provisions
(Actuarial gains)/losses recognised in the year	11	12	5
Past service cost	5	6	3
Pre-retirement cost	—	—	(6)
Other	(5)	(1)	(203)
	118	150	(66)
In addition, in 2020 'Other comprehensive income – Items not reclassified to profit or loss – Actuarial gains or (-) losses on defined benefit pension plans' decreased by EUR 105 million with respect to defined benefit obligations (increased EUR 641 million and increased EUR 64 million in 2019 and 2018, respectively).
In June 2018, the Group in Brazil reached an agreement with the labour unions to modify the scheme of contributions to certain health benefits, which implied a reduction in commitments amounting to EUR 186 million, shown in the following tables under the heading 'Effect to curtailment/settlement'.
The changes in the present value of the accrued obligations were as follows:

EUR million
	2020	2019	2018
Present value of the obligations at beginning of year	10,717	9,116	9,534
Incorporation of Group companies, net	(84)	—	36
Current service cost	35	32	34
Interest cost	465	651	646
Pre-retirement cost	—	—	(6)
Effect of curtailment/settlement	(5)	(1)	(199)
Benefits paid	(544)	(666)	(634)
Benefits paid due to settlements	—	—	—
Contributions made by employees	3	5	5
Past service cost	5	6	3
Actuarial (gains)/losses	176	1,652	390
Demographic actuarial (gains)/losses	23	3	(59)
Financial actuarial (gains)/losses	153	1,649	449
Exchange differences and other items	(2,334)	(78)	(693)
Present value of the obligations at end of year	8,434	10,717	9,116
The changes in the fair value of the plan assets were as follows:

EUR million
	2020	2019	2018
Fair value of plan assets at beginning of year	8,826	7,743	7,927
Incorporation of Group companies, net	(86)	—	—
Expected return on plan assets	410	573	573
Benefits paid	(488)	(613)	(602)
Benefits paid due to settlements	—	—	—
Contributions	63	214	199
Actuarial gains/(losses)	536	1,021	308
Exchange differences and other items	(2,079)	(112)	(662)
Fair value of plan assets at end of year	7,182	8,826	7,743
In 2021 the Group expects to make contributions to fund these obligations for amounts similar to those made in 2020.
The main categories of plan assets as a percentage of total plan assets are as follows:

	2020	2019	2018
Equity instruments	11%	8%	7%
Debt instruments	84%	84%	83%
Properties	1%	1%	1%
Other	4%	7%	9%
The following table shows the estimated benefits payable at 31 December 2020 for the next ten years:

EUR million
2021	482
2022	488
2023	494
2024	502
2025	509
2026 to 2030	2,639
d) Provisions for taxes and other legal contingencies and Other provisions
'Provisions - Provisions for taxes and other legal contingencies' and 'Provisions - Other provisions', which include, inter alia, provisions for restructuring costs and tax-related and non-tax-related proceedings, were estimated using prudent calculation procedures in keeping with the uncertainty inherent to the obligations covered. The definitive date of the outflow of resources embodying economic benefits for the Group depends on each obligation. In certain cases, these obligations have no fixed settlement period and, in other cases, depend on the legal proceedings in progress.
The detail, by geographical area, of Provisions for taxes and other legal contingencies and Other provisions is as follows:

EUR million
	2020	2019	2018
Recognised by Spanish companies	1,647	1,381	1,647
Recognised by other EU companies	539	1,100	1,044
Recognised by other companies	2,239	3,027	2,958
Of which:
Brazil	1,475	2,484	2,496
	4,425	5,508	5,649
Set forth below is the detail, by type of provision, of the balance at 31 December 2020, 2019 and 2018 of Provisions for taxes and other legal contingencies and Other provisions.
The types of provision were determined by grouping together items of a similar nature:

EUR million
	2020	2019	2018
Provisions for taxes	600	759	864
Provisions for employment-related proceedings (Brazil)	437	776	859
Provisions for other legal proceedings	1,163	1,522	1,451
Provision for customer remediation	395	725	652
Regulatory framework-related provisions	69	67	105
Provision for restructuring	810	641	492
Other	951	1,018	1,226
	4,425	5,508	5,649
Relevant information is set forth below in relation to each type of provision shown in the preceding table:
The provisions for taxes include provisions for tax-related proceedings.
The provisions for employment-related proceedings (Brazil) relate to claims filed by trade unions, associations, the prosecutor’s office and ex-employees claiming employment rights to which, in their view, they are entitled, particularly the payment of overtime and other employment rights, including litigation concerning retirement benefits. The number and nature of these proceedings, which are common for banks in Brazil, justify the classification of these provisions in a separate category or as a separate type from the rest. The Group calculates the provisions associated with these claims in accordance with past experience of payments made in relation to claims for similar items. When claims do not fall within these categories, a case-by-case assessment is performed and the amount of the provision is calculated in accordance with the status of each proceeding and the risk assessment carried out by the legal advisers.
The provisions for other legal proceedings include provisions for court, arbitration or administrative proceedings (other than those included in other categories or types of provisions disclosed separately) brought against Santander Group companies.
The provisions for customer remediation include mainly the estimated cost of payments to remedy errors relating to the sale of certain products in the UK and the estimated amount related to the floor clauses of Banco Popular Español, S.A.U. To calculate the provision for customer remediation, the best estimate of the provision made by management is used, which is based on the estimated number of claims to be received and, of these, the number that will be accepted, as well as the estimated average payment per case.
The regulatory framework-related provisions include mainly the provisions relating to the FSCS (Financial Services Compensation Scheme), the Bank Levy in the UK and in Poland the provision related to the Banking Tax.
The provisions for restructuring include only the costs arising from restructuring processes carried out by the various Group companies.
Qualitative information on the main litigation is provided in note 25.e to the consolidated financial statements.
The group's general policy is to record provisions for tax and legal proceedings in which we assess the chances of loss to be probable and we do not record provisions when the chances of loss are possible or remote. We determine the amounts to be provided for as our best estimate of the expenditure required to settle the corresponding claim based, among other factors, on a case-by-case analysis of the facts and the legal opinion of internal and external counsel or by considering the historical average amount of the loss incurred in claims of the same nature. The definitive date of the outflow of resources embodying economic benefits for the Group depends on each obligation. In certain cases, the obligations do not have a fixed settlement term and, in others, they depend on legal proceedings in progress.
The main movements during the 2020 of the breakdown provisions are shown below:
e) Litigation and other matters
i. Tax-related litigation
At 31 December 2020 the main tax-related proceedings concerning the Group were as follows:
• Legal actions filed by Banco Santander (Brasil) S.A. and other Group entities to avoid the application of Law 9.718/98, which modifies the basis to calculate PIS and COFINS social contribution, extending it to all the entities income, and not only to the income from the provision of services. In relation of Banco Santander (Brasil) S.A. process, in May 2015 the Federal Supreme Court (FSC) admitted the extraordinary appeal filed by the Federal Union regarding PIS, and dismissed the extraordinary appeal lodged by the Brazilian Public Prosecutor's Office regarding COFINS contribution, confirming the decision of Federal Regional Court favourable to Banco Santander (Brasil) S.A. of August 2007. The appeals filed by the other entities before the Federal Supreme Court, both for PIS and COFINS, are still pending. These claims are fully provisioned.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil have appealed against the assessments issued by the Brazilian tax authorities questioning the deduction of loan losses in their income tax returns (IRPJ and CSLL) in relation to different administrative processes of various years on the ground that the requirements under the applicable legislation were not met. The appeals are pending decision in CARF. No provision was recognised in connection with the amount considered to be a contingent liability.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against several municipalities that demand payment of the Service Tax on certain items of income from transactions not classified as provisions of services. There are several cases in different judicial instances. A provision was recognised in connection with the amount of the estimated loss.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against the tax authorities in connection with the taxation for social security purposes of certain items which are not considered to be employee remuneration. There are several cases in different judicial instances. A provision was recognised in connection with the amount of the estimated loss.
•In May 2003 the Brazilian tax authorities issued separate infringement notices against Santander Distribuidora de Títulos e Valores Mobiliarios Ltda. (DTVM, actually Santander Brasil Tecnología S.A.) and Banco Santander (Brasil) S.A. in relation to the Provisional Tax on Financial Movements (CPMF) of the years 2000 to 2002. The administrative discussion ended unfavourably for both companies, and on July 3, 2015, filed a lawsuit requesting the cancellation of both tax assessments. The lawsuit was judged unfavorably in first instance. Therefore, both plaintiffs appealed to the court of second instance. On December 2020, the appeal was decided unfavorably and is pending a motion of clarification, which could be appealed to higher courts. There is a provision recognized for the estimated loss.
•In December 2010 the Brazilian tax authorities issued an infringement notice against Santander Seguros S.A. (Brazil), currently Zurich Santander Brasil Seguros e Previdência S.A., as the successor by merger to ABN AMRO Brasil dois Participações S.A., in relation to income tax (IRPJ and CSLL) for 2005, questioning the tax treatment applied to a sale of shares of Real Seguros, S.A. The administrative discussion ended unfavourably, and the CARF decision has been appealed at the Federal Justice. As the former parent of Santander Seguros S.A. (Brasil), Banco Santander (Brasil) S.A. is liable in the event of any adverse outcome of this proceeding. No provision was recognised in connection with this proceeding as it is considered to be a contingent liability.
•In November 2014 the Brazilian tax authorities issued an infringement notice against Banco Santander (Brasil) S.A. in relation to corporate income tax (IRPJ and CSLL) for 2009 questioning the tax-deductibility of the amortisation of the goodwill of Banco ABN AMRO Real S.A. performed prior to the absorption of this bank by Banco Santander (Brasil) S.A., but accepting the amortisation performed after the merger. Actually it is appealed before the Higher Chamber of CARF. No provision was recognised in connection with this proceeding as it was considered to be a contingent liability.
•Banco Santander (Brasil) S.A. has also appealed against infringement notices issued by the tax authorities questioning the tax deductibility of the amortisation of the goodwill arising on the acquisition of Banco Comercial e de Investimento Sudameris S.A from years 2007 to 2012. No provision was recognised in connection with this matter as it was considered to be a contingent liability.
• Banco Santander (Brasil) S.A. and other companies of the Group in Brazil are undergoing administrative and judicial procedures against Brazilian tax authorities for not admitting tax compensation with credits derived from other tax concepts, not having registered a provision for such amount since it is considered to be a contingent liability.
•Banco Santander (Brasil) S.A. is involved in appeals in relation to infringement notices initiated by tax authorities regarding the offsetting of tax losses in the CSLL (‘Social Contribution on Net Income’) of year 2009. The appeal is pending decision in CARF. No provision was recognised in connection with this matter as it is considered to be a contingent liability.
•Brazilian tax authorities have issued infringement notices against Getnet Adquirência e Serviços para Meios de Pagamentos S.A and Banco Santander (Brasil) S.A. as jointly liable in relation to corporate income tax (IRPJ and CSLL) for 2014 to 2018 questioning the tax-deductibility of the amortization of the goodwill from the acquisition of Getnet Tecnologia Proces S.A., considering that the company would not have complied with the legal requirements for such amortization. A defense against the tax assessment notices was submitted. The notice related to the fiscal years 2014 and 2015 has already been appealed at the CARF, meanwhile the one related to the fiscal years of 2016 to 2018 is pending on judgment. No provision was recognized as it is considered to be a contingent liability.
The total amount for the aforementioned Brazil lawsuits that are fully provisioned is EUR 821 million, and for lawsuits that qualify as contingent liabilities is EUR 2,972 million.
•Legal action brought by Sovereign Bancorp, Inc. (currently Santander Holdings USA, Inc.) claiming its right to take a foreign tax credit for taxes paid outside the United States in fiscal years 2003 to 2005 as well as the related issuance and financing costs. On 17 July 2018, the District Court finally ruled against Santander Holdings USA, Inc. On September 5, 2019 the Federal District Court in Massachusetts entered a judgement resolving the Company’s tax liability for fiscal years 2003 to 2005, which had no effect on income. The Company has agreed to resolve the treatment of the same transactions for 2006 and 2007, consistent with the September 5, 2019 judgment. The Congressional Joint Committee on Taxation has completed its review of the proposed resolution of the 2006 and 2007 tax years, with no objection. The Company and the IRS are now finalizing that resolution, which will have no impact on net income
•Banco Santander has appealed before European Courts the Decisions 2011/5/CE of 28 October 2009, and 2011/282/UE of 12 January 2011 of the European Commission, ruling that the deduction of the financial goodwill regulated pursuant to Article 12.5 of the Corporate Income Tax Law constituted illegal State aid. On November 2018 the General Court confirmed these Decisions but these judgements have been appealed at the Court of justice of the European Union. The Advocate-General has issued his conclusions proposing the dismissal of the appeal. The dismissal of this appeal would not have effect on equity.
At the date of approval of these consolidated financial statements certain other less significant tax-related proceedings were also in progress.
ii. Non-tax-related proceedings
At 31 December 2020 the main non-tax-related proceedings concerning the Group were as follows:
•Payment Protection Insurance (PPI): claims associated with the sale by Santander UK plc of payment protection insurance or PPI to its customers. At 31 December 2020, the remaining provision for PPI redress and related costs was GBP 76 million – EUR 85 million - (GBP 189 million – EUR 222 million at 31 December 2019). There was no additional provision in 2020.
Cumulative complaints from the inception of the PPI complaints process to 31 December 2020, regardless of the likelihood of Santander UK incurring in liability, were 4.6 million. At 31 December 2020, there are an estimated 3,500 complaints still requiring assessment and, Santander UK has also entered into a commercial negotiation with the Official Receiver.
Although the deadline for bringing complaints has passed, customers can still commence litigation for PPI mis-selling. Provision has been made for the best estimate of any obligation to pay compensation in respect of current stock and estimated future claims. There are ongoing factual issues to be resolved regarding such litigation which may have legal consequences including the volume and quality of future litigation claims. As a result, the extent of the potential liability and amount of any compensation to be paid remains uncertain.
In relation to a specific PPI portfolio of complaints, there is a legal dispute regarding allocation of liability for pre-2005 PPI policies underwritten by two affiliates (Axa France) that Axa Group acquired from Genworth Financial International Holdings, Inc. in September 2015. The dispute involves a Santander Cards UK Limited (formerly known as GE Capital Bank Limited which was acquired by Banco Santander, S.A. from GE Capital group in 2008) which was distributor of the refer pre-2005 PPI policies and Santander Insurance Services UK Limited (the Santander Entities).
In July 2017, Santander UK plc notified Axa France that the Santander Entities did not accept liability for losses on PPI policies relating to this period, but entered in a Complaints Handling Agreement –that included a standstill agreement- agreeing to handle complaints on Axa affiliates behalf, paying these latter companies redress assessed to be due to relevant policyholders on a without prejudice basis.
After the termination of the Complaints Handling Agreement, on 30 December 2020 Axa France has provided written notice to the Santander Entities to terminate the standstill agreement, and that the Santander Entities are liable to reimburse AXA France for pre-2005 PPI mis-selling losses currently estimated at GBP 631 million (EUR 706 million). This dispute is at an early stage and there are ongoing factual issues to be resolved which may have legal consequences including in relation to liability. These issues create uncertainties which mean that it is not currently practicable to reliably predict the resolution of the matter including timing or the significance of the possible impact. The provision for this dispute includes the best estimate of Santander UK’s liability to the specific portfolio.
•Delforca: dispute arising from equity swaps entered into by Gaesco (now Delforca 2008, S.A.) on shares of Inmobiliaria Colonial, S.A. Banco Santander, S.A. is claiming to Delforca before the Court of Barcelona in charge of the bankruptcy proceedings, a total of EUR 66 million from the liquidation resulting from the early termination of financial transactions due to Delforca's non-payment of the equity swaps. In the same bankruptcy proceedings, Delforca and Mobiliaria Monesa have in turn claim the Bank to repay EUR 56.8 million, which the Bank received for the enforcement of the agreed guarantee, as a result of the aforementioned liquidation. In 2009, Mobiliaria Monesa, S.A. (parent of Delforca) filed a civil procedure with the Courts of Santander against the Bank claiming damages that have not been specified to date. The procedure is suspended.
•Former employees of Banco do Estado de São Paulo S.A., Santander Banespa, Cia. de Arrendamiento Mercantil: a claim was filed in 1998 by the association of retired Banespa employees (AFABESP) requesting the payment of a half-yearly bonus contemplated in the by-laws of Banespa in the event that Banespa obtained a profit and that the distribution of this profit were approved by the Board of Directors. The bonus was not paid in 1994 and 1995 since Banespa had not made a profit during those years. Partial payments were made from 1996 to 2000, as approved by the Board of Directors. The relevant clause was eliminated in 2001. The Regional Labor Court and the High Employment Court ordered Santander Brasil, as successor to Banespa, to pay this half-yearly bonus for the period from 1996 to the present. On 20 March 2019, the Supreme Federal Court (STF) rejected the extraordinary appeal filed by Banco Santander Brasil. The Bank filed a rescission action to nullify the decisions of the main proceedings and suspend the execution of the judgment, which was deemed inadmissible, and its execution has been suspended until the publication of the decision. At the moment we have the legal opinion of the bank's external advisers, who have classified the risk as probable. The recorded provisions are considered sufficient to cover the risks associated with the legal claims that are being substantiated as of today.
•“Planos Económicos”: like the rest of the banking system in Brasil, Santander Brasil has been the target of customer complaints and collective civil suits stemming from legislative changes and its application to bank deposits, fundamentally ('economic plans'). At the end of 2017, there was an agreement between regulatory entities and the Brazilian Federation of Banks (Febraban), already approved by the Supremo Tribunal Federal, with the purpose of closing the lawsuits. Discussions focused on specifying the amount to be paid to each affected client according to the balance in their notebook at the time of the Plan. Finally, the total value of the payments will depend on the number of endorsements they have made and the number of savers who have demonstrated the existence of the account and its balance on the date the indexes were changed. In November 2018, the STF ordered the suspension of all economic plan processes for two years from May 2018. On 29 May 2020, the Supremo Tribunal Federal approved the extension of the agreement for 5 additional years starting from 3 June 2020. Condition for this extension was to include in the agreement actions related to the “Collor I Plan”. The provisions recorded for the economic plan processes are considered to be sufficient.
•Floor clauses: in consequence of the acquisition of Banco Popular, S.A.U, the Group has been exposed to a material number of transactions with floor clauses. The so-called "floor clauses" or minimum clauses are those under which the borrower accepts a minimum interest rate to be paid to the lender, regardless of the applicable reference interest rate. Banco Popular Español, S.A.U. included "floor clauses" in certain asset transactions with customers. In relation to this type of clauses, and after several rulings made by the Court of Justice of the European Union and the Spanish Supreme Court, and the extrajudicial process established by the Spanish Royal Decree-Law 1/2017, of 2 January, Banco Popular Español, S.A.U. made extraordinary provisions that were updated in order to cover the effect of the potential return of the excess interest charged for the application of the floor clauses between the contract date of the corresponding mortgage loans and May 2013. Grupo Santander considered that the maximum risk associated with the floor clauses applied in its contracts with consumers, in the most severe and not probable scenario, would amount to approximately EUR 900 million, as initially measured and without considering the returns performed. At 31 December 2020, after having processed most of the customer requests, the potential residual loss associated with ongoing court proceedings is estimated at EUR 51 million, amount which is fully covered by provisions.

•Banco Popular´s acquisition: considering the declaration setting out the resolution of Banco Popular Español, S.A.U., the redemption and conversion of its capital instruments and the subsequent transfer to Banco Santander, S.A. of the shares resulting from this conversion in exercise of the resolution instrument involving the sale of the institution's business, in the application accordance with the single resolution framework regulation referred to in Note 3 of the 2018 consolidated annual accounts, some investors have filed claims against the EU’s Single Resolution Board decision, the FROB's resolution executed in accordance to the aforementioned decision, and claims have been filed and may be filed in the future against Banco Santander, S.A. or other Santander Group companies deriving from or related to the acquisition of Banco Popular Español, S.A.U..

At this stage, it is not possible to foresee the total number of claims that could be filed by the former holders of shares and capital instruments (arising from the acquisition by investors of such shares and capital instruments of Banco Popular prior to resolution, including in particular, without limitation, the shares acquired in the context of the capital increase with pre-emptive subscription rights carried out in 2016), and their economic implications (especially considering that the decision to resolve in application of the new regulation has no precedent, and that it may be possible that future claims do not specify a specific amount, put forward new legal interpretations or involve a large number of parties).

In this respect, on 2 September 2020, the Provincial Court of La Coruña has referred a preliminary ruling to the Court of Justice of the European Union (“CJEU”) asking for the correct interpretation of Article 60(2) of Directive 2014/59/EU of the European Parliament and of the Councill, dated 15 May 2014, which establishes a framework for the restructuring and resolution of credit institutions and investment firms. This article establishes that, in cases of redemption of capital instruments in a bank resolution, no liability shall remain in relation to the amount of the instrument that has been redeemed. The judgement given by the CJEU in this case is likely to condition the outcome on the judicial proceedings that are currently open.

The estimated cost of any compensation to shareholders and bondholders of Banco Popular recognized in the 2017 accounts amounted to EUR 680 million, of which EUR 535 million were applied to the commercial loyalty program. The provisions recorded are considered sufficient to cover the risks associated with the court claims currently being dealt with. However, if additional amounts have to be paid for claims already raised with an undetermined economic interest or for new claims, this could have a significant adverse effect on the Santander Group's results and financial situation.

Likewise, the Central Court of Instruction 4 is currently conducting preliminary proceedings 42/2017, in which, amongst other things, is being investigated the following: (i) the accuracy of the prospectus for the capital increase with pre-emptive subscription rights carried out by Banco Popular in 2016; and (ii) the alleged manipulation of the share price of Banco Popular until the resolution of the bank, in June 2017. During the course of the proceedings, on 30 April 2019, the Spanish National Court, ruled in favour of Banco Santander, S.A. declaring that Banco Santander, S.A. cannot inherit Banco Popular’s potential criminal liability. This ruling was appealed before the Supreme Court who have rejected the appeal. In this procedure, Banco Santander has the status of possible subsidiary civil liability.

•German shares investigation: the Cologne Public Prosecution Office is conducting an investigation against the Bank, and other group entities based in UK - Santander UK plc, Abbey National Treasury Services plc and Cater Allen International Limited -, in relation to a particular type of tax dividend linked transactions known as cum-ex transactions.

Grupo Santander is cooperating with the German authorities. According to the state of the investigations, the results and the effects for the Group, which may potentially include the imposition of financial penalties, cannot be anticipated. For this reason, the Bank has not recognized any provisions in relation to the potential imposition of financial penalties.

•Attorneys General Investigation of auto loan securitisation transactions and fair lending practices: in October 2014, May 2015, July 2015 and February 2017, Santander Consumer USA Inc. (SC) received subpoenas and/or Civil Investigative Demands (CIDs) from the Attorneys General of the U.S. states of California, Illinois, Oregon, New Jersey, Maryland and Washington under the authority of each state's consumer protection statutes. These states served on behalf of a group of 33 state Attorneys General. The subpoenas and CIDs contained broad requests for information and the production of documents related to SC’s underwriting, securitization, the recovery efforts servicing and collection of nonprime vehicle loans. SC responded to these requests within the deadlines specified and has otherwise cooperated with the Attorneys General with respect to this matter. On 19 May 2020, SC entered into settlements with all the attorneys general resolving this investigation. The agreement had no significant impact for the Group.

•Financial Industry Regulatory Authority (FINRA) Puerto Rico Arbitrations: as of 31 December 2020, Santander Securities LLC (SSLLC) had received 770 FINRA arbitration cases related to Puerto Rico Bonds issued by public and public related entities, as well as Puerto Rico closed-end funds (CEFs). The statements of claims allege, among other things, fraud, negligence, breach of fiduciary duty, breach of contract, unsuitability, over-concentration of the investments and failure to supervise. There were 141 arbitration cases that remained pending as of 31 December 2020.

As a result of various legal, economic and market factors impacting or that could impact of the value Puerto Rico bonds and CEFs, it is possible that additional arbitration claims and/or increased claim amounts may be asserted against SSLLC in future periods. The provisions recorded for these matters are considered sufficient.

•IRPH Index: a portion of our Spanish mortgage loan portfolio bears interest at a rate indexed to the 'Índice de Referencia de Préstamos Hipotecarios' known as 'IRPH', which, at the time the contracts were entered into, served as reference rate for many mortgage loan agreements in Spain and was published by the Bank of Spain. Consumers in Spain have brought lawsuits against most of the Spanish banking sector alleging that the use and related disclosures of such rate did not comply with the transparency requirements of European regulation. On 14 December 2017, the Supreme Court of Spain ruled that these clauses were valid, as the IRPH is an official rate and therefore non-subject to transparency requirements. The matter was referred to the Court of Justice of the European Union through a preliminary ruling procedure. On 3 March 2020 the CJEU rendered its decision.

The CJEU ruled that, being the IRPH a valid index, national courts are entitled to examine its use on each particular contract in order to verify whether the transparency requirements have been met. When carrying out the transparency control, national courts have to take into account all the circumstances surrounding the conclusion of the particular contract, including whether essential information relating to the calculation of that rate was easily accessible and the provision of data relating to past fluctuations of the index. Finally, with regards to the effects of nullity of an IRPH index clause, the CJUE entitles national courts to substitute it with another statutory index, thus not declaring the nullity of the whole contract.

On 12 November 2020, the Supreme Court has issued four judgments applying the doctrine established by the CJUE that resolve individual appeals in which the validity of the IRPH clauses was questioned. The Court understands that in those cases there is a lack of transparency because the financial institutions had not been able to prove the delivery to the client of the information on the evolution of the index in the two years prior to the contract. However, the Supreme Court reminds that the lack of transparency does not automatically imply the invalidity of the clause, but rather it is necessary to analyze whether this lack of transparency generates abusiveness. The Supreme Court resolves that in the case of the IRPH, that specific lack of transparency does not mean that the clause is abusive to the detriment of the client, so the clause is valid and fully applicable.

Currently, the balance of the relevant mortgage indexed to IRPH loans held by the Group, equals approximately EUR 3.1 billion.

•Banco Santander, S.A. has been sued in a legal proceeding in which the plaintiff alleges that a contract was concluded whereby he would be entrusted with the functions of CEO of the Bank. In the complaint, the claimant mainly requests a declaratory ruling that affirms the validity and conclusion of such contract and its enforcement together with the payment of certain amounts. If the main request is not granted, the claimant seeks compensation for a total amount of approximately EUR 112 million or, an alternative relief for other minor amounts. Banco Santander, S.A. has answered to the complaint. In this answer, it is stated that the conditions to which the appointment was subject to were not met and that the contract required by law was not concluded. Trial will take place on 10 March 2021.
•CHF Polish Mortgage Loans: On 3 October 2019, the Court of Justice of the European Union (CJEU) rendered its decision in relation to a lawsuit against an unrelated bank in Poland, with regards to unfair contractual clauses in consumer agreements, specifically the consequences of potentially unfair contractual clauses in CHF-indexed loan agreements. The CJEU has left to Polish courts the decision on whether the whole contract can be maintained once the abusive terms have been removed, which should in turn decide whether the effects of the annulment of the contract are prejudicial to the consumer. In that case, the court may only integrate the contract with default provisions of national law and decide, in accordance with those provisions, on the applicable rate.
On March 2021, the Supreme Court is expected to take a position regarding the key issues in disputes concerning loans based on foreign currency, clarifying the discrepancies and unifying the court jurisprudence.

In December 2020, the Chairman of the Financial Supervision Authority announced a high-level proposal for voluntary settlements between banks and borrowers under which active loans based on Swiss francs would be converted into PLN loans with interest at the WIBOR rate and an appropriate margin. No details of the proposal, or legal or tax considerations, were provided as at the date of publication of these financial statements. This proposal is currently under analysis within the Bank, as well as by representatives of the financial sector in consultation with the competent authorities. Depending on the results of this analysis, the Bank will decide whether to adhere to this proposal and will proceed to include additional scenarios in the models for calculating provisions and reflect the estimated impact on their level. The Group considers that the maximum risk associated to this proposal, assuming that 100% of customers choose to convert their active loans as proposed, would amount to approximately PLN 3.5bn (EUR 768 million).

While these two events could lead to significant changes in the level of expected provisions, in the opinion of the Management Board, as at the date of these financial statements it is not possible to reliably estimate the value of their impact on the financial position of the Group.

As of 31 December 2020, Santander Bank Polska and Santander Consumer Bank Poland have a portfolio of mortgage loans denominated in, or indexed to, CHF of approximately PLN 9,853 million (EUR 2,161 million). At the same date, the provision registered is PLN 603 million (EUR 132 million). This provision represents the best estimate to date given the difficulty to predict the financial impact, as it is for national courts to decide the relevant issues and the process of analysing and deciding on the proposal described above has not yet been completed. Santander Bank Polska and Santander Consumer Bank Poland will continue to monitor and assess appropriateness of those provisions in the upcoming reporting periods.

The Bank and the other group companies are subject to claims and, therefore, are party to certain legal proceedings incidental to the normal course of their business including those in connection with lending activities, relationships with employees and other commercial or tax matters.
With the information available to it, Grupo Santander considers that, at 31 December 2020, it had reliably estimated the obligations associated with each proceeding and had recognized, where necessary, sufficient provisions to cover reasonably any liabilities that may arise as a result of these tax and legal risks. Subject to the qualifications made, it also believes that any liability arising from such claims and proceedings will not have, overall, a material adverse effect on the group’s business, financial position or results of operations.